UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                       April 1, 2003

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                 (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On April 1, 2003, M&T Bank Corporation (“M&T”) consummated its acquisition of Allfirst Financial Inc. (“Allfirst”) from Allied Irish Banks, p.l.c. (“AIB”), pursuant to the Agreement and Plan of Reorganization dated as of September 26, 2002 by and between AIB, Allfirst and M&T (the “Reorganization Agreement”). Immediately thereafter, Allfirst was merged with and into M&T (the “Upstream Merger”). Upon consummation of the Upstream Merger, all of the subsidiaries of Allfirst became subsidiaries of M&T. Immediately following the Upstream Merger, Allfirst Bank, Allfirst’s principal banking subsidiary, merged with and into M&T’s principal banking subsidiary, Manufacturers and Traders Trust Company (“M&T Bank”) (the “Bank Merger”). As a result of the Bank Merger, M&T Bank acquired 269 banking offices formerly operated by Allfirst Bank in Maryland, Pennsylvania, Virginia and the District of Columbia.

     Under terms of the Reorganization Agreement, AIB received 26,700,000 shares of M&T common stock plus $886,107,000 in cash in exchange for all of the outstanding stock of Allfirst (the “Exchange”). The cash consideration paid in connection with the Exchange was funded in part from the proceeds of an offering of 3.85% Fixed Rate/Floating Rate Subordinated Notes maturing April 1, 2013 by M&T Bank and the remainder was funded from internal sources. The offering of the subordinated notes is described in Item 5 hereof. On April 1, 2003, the total number of shares of M&T common stock outstanding, including the shares issued to AIB in connection with the Exchange, was 119,087,220.

     Upon consummation of the Exchange, Michael D. Buckley, Gary Kennedy and Eugene J. Sheehy became directors of M&T and M&T Bank. Messrs. Buckley, Kennedy and Sheehy formerly were directors of Allfirst, and Mr. Sheehy was also a director of Allfirst Bank. Messrs. Buckley and Kennedy currently serve as the Group Chief Executive and Group Director, Finance and Enterprise Technology, respectively, of AIB and both of them also serve as directors of AIB. In addition, Mr. Sheehy, formerly Chairman, President and Chief Executive Officer of Allfirst, became an Executive Vice President of M&T and M&T Bank and the Chairman and Chief Executive Officer of M&T Bank’s Mid-Atlantic Division. AIB has the right to appoint a fourth designee to the Boards of Directors of M&T and M&T Bank, but has not yet done so.

     The foregoing description of the Exchange, the Upstream Merger and the Bank Merger is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 2 to M&T’s Current Report on Form 8-K dated September 26, 2002. Additional information relating to Allfirst is contained in periodic reports filed by Allfirst with the Commission pursuant to the Exchange Act (File No. 002-50235).

     M&T’s announcement of the consummation of the Exchange, the Upstream Merger and the Bank Merger was made by means of a news release, a copy of which is set forth as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5. Other Events and Regulation FD Disclosure.

     On March 31, 2003, M&T Bank completed an offering of $400 million of 3.85% Fixed Rate/Floating Rate Subordinated Notes maturing April 1, 2013, which bear interest at a rate of 3.85% through March 31, 2008 and, thereafter, at a rate equal to the then applicable U.S. dollar three-month LIBOR rate plus 1.50%. The subordinated notes are redeemable by M&T Bank, at its option and subject to prior regulatory approval, on or after April 1, 2008 for 100% of the principal amount of the redeemed notes plus any accrued but unpaid interest. The subordinated notes were structured to qualify as regulatory capital under federal banking laws. The proceeds were used, among other things, to fund a portion of the cash consideration described in Item 2 hereof and to maintain M&T Bank’s “well capitalized” status for regulatory purposes after the Bank Merger. The announcement of the consummation of the offering of the subordinated notes was made in the news release set forth as Exhibit 99.1 hereto and incorporated herein by reference.

     In a separate transaction, M&T Bank announced that it signed a letter of intent with AIB to acquire AIB’s branch office at 405 Park Avenue in New York City. As of December 31, 2002, this branch had approximately $247.8 million in deposits and $48.5 in loans. The transaction is subject to a number of conditions, including the execution of a definitive branch acquisition agreement and the receipt of various regulatory approvals. The announcement of the signing of a letter of intent was made in the news release set forth as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Allfirst’s audited consolidated financial statements as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 are filed herewith as Exhibit 99.2. The report of KPMG LLP, independent auditors, on the Allfirst 2002 financial statements, and the report of PricewaterhouseCoopers LLP, independent auditors, on the Allfirst 2001 and 2000 financial statements are filed herewith as Exhibits 99.3 and 99.4, respectively.

     The pro forma financial information required to be filed by Item 7 (b) to Form 8-K shall be filed as soon as practicable after the date hereof, but not later than 60 days after this Current Report on Form 8-K would otherwise be required to be filed.

     (b)  The following exhibits are filed herewith or incorporated by reference herein as a part of this report:

Exhibit No.

2	Agreement and Plan of Reorganization dated as of September 26, 2002 by and among AIB, Allfirst and M&T. Incorporated by reference to Exhibit No. 2 to M&T’s Current Report on Form 8-K dated September 26, 2002 (File No. 001-9861).

23.1	Consent of KPMG LLP, independent auditors.

23.2	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1	News Release, dated April 1, 2003.

99.2	Allfirst’s Audited Consolidated Financial Statements.

99.3	Report of KPMG LLP, Independent Auditors, on Allfirst’s 2002 Audited Consolidated Financial Statements.

99.4	Report of PricewaterhouseCoopers LLP, Independent Auditors, on Allfirst’s 2001 and 2000 Audited Consolidated Financial Statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: April 11, 2003	By: /s/ Michael P. Pinto Michael P. Pinto Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

2	Agreement and Plan of Reorganization dated as of September 26, 2002 by and among AIB, Allfirst and M&T. Incorporated by reference to Exhibit No. 2 to M&T’s Current Report on Form 8-K dated September 26, 2002 (File No. 001-9861).

23.1	Consent of KPMG LLP, independent auditors. Filed herewith.

23.2	Consent of PricewaterhouseCoopers LLP, independent auditors. Filed herewith.

99.1	News Release, dated April 1, 2003. Filed herewith.

99.2	Allfirst’s Audited Consolidated Financial Statements. Filed herewith.

99.3	Report of KPMG LLP, Independent Auditors, on Allfirst’s 2002 Audited Consolidated Financial Statements. Filed herewith.

99.4	Report of PricewaterhouseCoopers LLP, Independent Auditors, on Allfirst’s 2001 and 2000 Audited Consolidated Financial Statements. Filed herewith.